PROMISSORY NOTE

$4,000,000.00

Reno, Nevada

February 16, 2021

FOR VALUE RECENED, the undersigned, jointly and severally, promise to pay to the order of ASSET PRESERVATION, INC., of 1420 Rocky Ridge Drive, Suite 380, Roseville, California 95661, or at such other place and manner as the holder hereof may designate in writing, the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00), in lawful money of the United States, with interest on the principal balance, at the rate of SIX AND 50/100 PERCENT (6.5%) per annum, commencing on February 16, 2021 to be repaid as follows:

Semi-annual installments of principal and interest in the amount of ONE MILLION EIGHTY-TWO THOUSAND FIVE HUNDRED FORTY-EIGHT AND 93/100 DOLLARS ($1,082,548.93) commencing on August 16, 2021 and continuing thereafter on the 16 day of each six months during each year of the term hereof provided that the entire unpaid principal balance, together with any accrued and unpaid interest shall be fully due and payable on February 16, 2023.

LATE PAYMENT: Payment received more than ten (10) days after the due date shall accrue interest at the rate of two percent (2%) per month until paid. Said additional interest shall be paid together with any late payment.

PREPAYMENT: The undersigned shall have the privilege of prepaying any portion of the total balance of principal and interest due to the date of prepayment.

DEFAULT: The undersigned promises and agrees that upon the happening of any one of the following events, the holder, at its option, may declare the entire principal sum then unpaid, together with accrued interest, immediately due and payable without demand or notice, irrespective of the maturity dates expressed herein:

a) If default be made in the payment when due of any installment of principal or interest, or obligation as provided herein, or in the performance of any of the covenants, promises or agreements contained in the Deed of Trust and Assignment of Rents securing this note; or

b) If default be made in the payment of any installment of principal or interest, or obligation, in accordance with the terms of any note or notes secured by a deed of trust, if any, which are subordinate to or which have priority over the Deed of Trust and Assignment of Rents securing this note, or in the performance of any of the covenants, promises or agreements contained in any such subordinate or prior deed of trust; or

c) If the maker becomes insolvent or makes a general assignment for the benefit of creditors, or consents to or applies for the appointment of a trustee or receiver for the property, real or personal, encumbered by the Deed of Trust and Assignment of Rents securing this note, or any part thereof; or

d) If a trustee or receiver is appointed for said property or any part thereof; or

e) IN THE EVENT THE REAL PROPERTY, ENCUMBERED BY THE DEED OF TRUST AND ASSIGNMENT OF RENTS, SECURING THIS NOTE, OR ANY PART THEREOF, OR ANY INTEREST THEREIN, IS SOLD, AGREED TO BE SOLD BY CONTRACT OF SALE OR OTHERWISE CONVEYED OR ALIENATED BY THE MAKER; OR

f) IF THE UNDERSIGNED SHALL BE DIVESTED OF TITLE TO THE REAL PROPERTY SECURING THIS OBLIGATION OR ANY PART THEREOF, IN ANY MANNER OR WAY, WHETHER VOLUNTARILY OR INVOLUNTARILY, OR BY THE OPERATION OF LAW OR OTHERWISE; OR

g) IN THE EVENT THE REAL PROPERTY SECURING THIS OBLIGATION OR ANY PART THEREOF, OR ANY INTEREST THEREIN IS, IN ANY WAY, ENCUMBERED, MORTGAGED, PLEDGED, OR ASSIGNED AS SECURITY, COLLATERAL, OR OTHERWISE; OR

If a proceeding be either voluntarily or involuntarily instituted for reorganization of maker or for any other debtor relief provided for by the Bankruptcy Code whether filed by or against maker, the obligations under this note are automatically accelerated without further action by holder.

ATTORNEY'S FEES: The undersigned agrees that if, and as often as, this note is placed in the hands of an attorney for collection, or to defend or enforce any of the holder's rights hereunder, the undersigned shall pay to the holder hereof its reasonable attorneys' fees, together with all court costs and other expenses paid by such holder.

NOTICE: Presentment, notice of dishonor, and protest are hereby waived by maker, all sureties, guarantors and endorsers hereof. Any notice or demand to be given or required by the terms of the note shall be served on the maker, and on holder by certified or registered mail at the following addresses:

Maker:	AMERITRUST CORPORATION 1712 Pioneer Avenue Suite 500 Cheyenne, Wyoming 82001
Holder:	ASSET PRESERVATION, INC. 1420 Rocky Ridge Drive Suite 380 Roseville, California 95661

This Promissory Note is secured by a Deed of Trust of even date herewith on real property located in Lander County, Nevada.

IN WITNESS WHEREOF, the undersigned has executed this Promissory Note the day and year first above written.

AMERITRUST CORPORATION

By: [redacted]
Its: ______________________________